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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2006

                          SYNOVA HEALTHCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                      000-51492                91-1951171
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


              1400 N. Providence Road, Suite 6010, Media, PA 19063
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 565-7080

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 12, 2006, Synova Healthcare Group, Inc. (the "Company"), agreed to engage The Investor Relations Group, Inc. ("IRG") to provide the Company with investor relations and public relations services. Under the terms of the letter agreement, the Company will agree to pay IRG a monthly cash fee of $17,500 for IRG's services. The Company will reimburse IRG for all out-of-pocket expenses incurred by IRG in providing the Company with such products and services, although IRG must receive the Company's prior approval for any individual expenditure greater than $500. Upon execution of the letter agreement, IRG received 200,000 shares (the "Restricted Shares") of the Company's common stock, par value $.001 per share, which are subject to restrictions as set forth in the letter agreement. The Restricted Shares shall vest in two equal installments on each of the sixth and twelfth month anniversary of the letter agreement. IRG shall forfeit any unvested Restricted Shares if, prior to any vesting date, the letter agreement is terminated for any reason or no reason at all. IRG may not assign, exchange, pledge, gift, transfer or otherwise encumber or dispose of any Restricted Shares until they vest. The issuance of the Restricted Shares to IRG was not registered under the Securities Act of 1933, as amended. The letter of agreement between the Company and IRG shall continue until notice of termination is received, and the agreement may be terminated by either party, with or without cause, at any time. For a period of two years after the termination of the letter agreement, the Company will be prohibited from soliciting, hiring or attempting to hire any of IRG's employees or persons previously employed by IRG during the two year period prior to the termination of the letter agreement.

ITEM 3.02     RECENT SALES OF UNREGISTERED SECURITIES.

         The disclosure provided in Item 1.01 above is incorporated herein by reference in response to this Item 3.02.

         Offers and sales of the Restricted Shares were effected without registration under the Securities Act, in reliance upon the exemption provided by Section 4(2) thereunder. The Company believes that the offer and sale of the Restricted Shares were exempt from registration under Section 4(2) of the Securities Act because the Restricted Shares were sold to a single entity that
(i) was believed to have been either an accredited investor or a sophisticated investor at the time of the sale, (ii) had a pre-existing business or personal relationship with us or our management and (iii) was believed to have purchased the securities for investment without a view to resale or further distribution. Restrictive legends stating that the securities may not be offered and sold absent registration under the Securities Act or an applicable exemption therefrom were placed on certificates evidencing the Restricted Shares. We believe no form of general solicitation or general advertising was made in connection with the offer or sale of the Restricted Shares.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SYNOVA HEALTHCARE GROUP, INC.



Date: June 16, 2006                    By:      /s/ Robert L. Edwards
                                           -------------------------------------
                                              Name:  Robert L. Edwards
                                              Title: Chief Financial Officer


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